UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 697-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	LBAI	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2022, Lakeland Bancorp, Inc., a New Jersey corporation (“Lakeland”), Provident Financial Services, Inc., a Delaware corporation (“Provident”), and NL 239 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Provident (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Lakeland, with Lakeland as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, Lakeland will merge with and into Provident, with Provident as the surviving entity (the “Holdco Merger”). The Merger Agreement further provides that at a date and time following the Holdco Merger as determined by Provident, Lakeland Bank, a New Jersey state-chartered commercial bank and a wholly owned subsidiary of Lakeland, will merge with and into Provident Bank, a New Jersey state-chartered savings bank and a wholly owned subsidiary of Provident, with Provident Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Transaction”). The Merger Agreement was unanimously approved by the board of directors of each of Provident and Lakeland.

Merger Consideration

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of Lakeland (“Lakeland Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Lakeland or Provident, will be converted into the right to receive 0.8319 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Provident (“Provident Common Stock”). Holders of Lakeland Common Stock will receive cash in lieu of fractional shares.

Treatment of Lakeland’s Equity Awards

The Merger Agreement provides that, at the Effective Time, except as otherwise agreed between Lakeland and Provident, all Lakeland restricted stock awards and Lakeland restricted stock unit awards under the Lakeland 2018 Omnibus Equity Incentive Plan and the Lakeland 2009 Equity Program outstanding on September 26, 2022 will accelerate in full and fully vest, and be converted into the right for the holder to receive shares of Provident Common Stock in accordance with the Exchange Ratio. Any applicable performance-based vesting conditions will be deemed achieved at “target” level performance at closing.

Certain Governance Matters

The Merger Agreement provides that, prior to the Effective Time, the board of directors of Provident will take all actions necessary to adopt certain amendments to the bylaws of Provident (the “Provident Bylaw Amendment”) regarding governance matters. Effective as of the Effective Time, and in accordance with the Provident Bylaw Amendment, the number of directors that will comprise the full boards of directors of Provident and Provident Bank will be sixteen, of which (i) nine will be directors of Provident immediately prior to the Effective Time (the “Provident Designated Directors”), which will include Christopher Martin, the current Executive Chairman of the board of directors of Provident and Provident Bank, and Anthony J. Labozzetta, a current director and the President and Chief Executive Officer of Provident and Provident Bank, and such other directors as determined by Provident and (ii) seven will be directors of Lakeland immediately prior to the Effective Time, which will include Thomas J. Shara, a current director and the President and Chief Executive Officer of Lakeland and Lakeland Bank, and such other directors as determined by Lakeland. In addition, effective as of the Effective Time, and in accordance with the Provident Bylaw Amendment, (a) Christopher Martin will serve as the Executive Chairman of the boards of directors of Provident and Provident Bank for a two-year term; (b) Thomas J. Shara will serve as the Executive Vice Chairman of the boards of directors of Provident and Provident Bank for a two-year term; (c) Anthony J. Labozzetta will serve as the President and Chief Executive Officer of Provident and Provident Bank and as a member of the boards of directors of Provident and Provident Bank for a term that ends no earlier than the two-year anniversary of the Effective Time; (d) a Provident Designated Director that is independent of Provident in accordance with applicable stock exchange standards will serve as the Lead Independent Director of the boards of directors of Provident and Provident Bank for a two-year term. The Merger Agreement provides that, following the Transaction, the headquarters of the surviving corporation and the surviving bank will remain located in Iselin, New Jersey and the name of the surviving corporation and the surviving bank will remain Provident Financial Services, Inc. and Provident Bank, respectively.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from both Provident and Lakeland, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) in the case of Provident, its obligation to call a meeting of its stockholders to approve the issuance of shares of Provident Common Stock pursuant to the Merger Agreement (the “Provident share issuance”) and, subject to certain exceptions, the obligation of its board of directors to recommend that its stockholders approve the Provident share issuance, (iii) in the case of Lakeland, its obligation to call a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, the obligation of its board of directors to recommend that its shareholders approve the Merger Agreement, and (iv) each party’s non-solicitation obligations related to alternative acquisition proposals. Provident and Lakeland have also agreed to use their reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (i) approval of the Merger Agreement by the requisite vote of the Lakeland shareholders, (ii) approval of the Provident share issuance by the requisite vote of the Provident stockholders, (iii) authorization for listing on the New York Stock Exchange of the shares of Provident Common Stock to be issued in the Merger, subject to official notice of issuance, (iv) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance, without the imposition of any condition or restriction that would be reasonably expected to have a material adverse effect on the surviving corporation of the Holdco Merger and its subsidiaries, taken as a whole, after giving effect to the Merger, the Holdco Merger and the Bank Merger, (v) effectiveness of the registration statement on Form S-4 for the Provident Common Stock to be issued in the Merger and (vi) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Holdco Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Merger, the Holdco Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by such party of an opinion from its counsel to the effect that the Merger and the Holdco Merger, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) the execution of a bank merger agreement providing for the Bank Merger by Provident Bank and Lakeland Bank.

The Merger Agreement provides certain termination rights for both Provident and Lakeland and further provides that a termination fee of $50 million will be payable by either Provident or Lakeland, as applicable, upon termination of the Merger Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Provident or Lakeland, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Provident, Lakeland, their respective affiliates or their respective businesses, the Merger Agreement, the Merger, the Holdco Merger and the Bank Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Provident and Lakeland and a prospectus of Provident, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Provident and Lakeland makes with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2022, Lakeland and its wholly owned subsidiary, Lakeland Bank, amended the Change in Control Agreement for Ronald E. Schwarz, Senior Executive Vice President and Chief Operating Officer, so as to further extend the “Contract Period” by one year from its present expiration date of February 7, 2023 to February 7, 2024. In addition, Lakeland and Lakeland Bank amended the Change in Control Agreement for John F. Rath, Executive Vice President and Chief Lending Officer, so as to extend the “Contract Period” from its present expiration date which is date that Mr. Rath attains age 65 to the date that Mr. Rath attains age 67. Copies of the Amendatory Agreements to the Change in Control Agreements each dated September 23, 2022 are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

Lakeland Bank is currently the subject of an investigation by the Department of Justice (“DOJ”) regarding potential violations of fair lending laws. Lakeland Bank has cooperated fully with this investigation and is in settlement discussions with the DOJ. Based upon its discussions with the DOJ, Lakeland Bank expects such settlement to be generally comparable to other recent DOJ fair lending settlements and include, among others, a mortgage loan subsidy fund, expanded operations, additional community outreach and enhanced fair lending training and policies and procedures. There is no certainty that a final settlement agreement will be reached or that any settlement will ultimately receive the necessary court approval.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 and shall be not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The furnishing of this information under Item 7.01 of Form 8-K will not be deemed an admission as to the materiality of any information herein.

Item 8.01.	Other Events.

On September 27, 2022, Provident and Lakeland issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, in connection with the announcement of the Merger Agreement, Provident and Lakeland intend to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc.*

10.1	Amendment to the Change in Control Agreement for Ronald E. Schwarz

10.2	Amendment to the Change in Control Agreement for John F. Rath

99.1	Joint Press Release, dated September 27, 2022

99.2	Investor Presentation, dated September 27, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Provident’s and Lakeland’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Provident and Lakeland do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Provident and Lakeland. Such statements are based upon the current beliefs and expectations of the management of Provident and Lakeland and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Provident or Lakeland; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Provident and Lakeland to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Provident and Lakeland do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Lakeland’s operations and those of Provident; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Provident’s and Lakeland’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Provident’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Provident and Lakeland to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Provident and Lakeland; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Provident, Lakeland and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of Provident’s and Lakeland’s Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Provident’s and Lakeland’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and other reports Provident and Lakeland file with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction, Provident will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Provident and Lakeland, which also constitutes a prospectus of Provident, that will be sent to stockholders of Provident and shareholders of Lakeland seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF PROVIDENT AND LAKELAND AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROVIDENT, LAKELAND AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Provident and Lakeland, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Provident will be made available free of charge in the “SEC Filings” section of Provident’s website, https://investorrelations.provident.bank/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Lakeland will be made available free of charge in the “Investor Relations” section of Lakeland’s website, https://investorrelations.lakelandbank.com/, under the heading “Documents.”

Participants in Solicitation

Provident, Lakeland, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Provident’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 18, 2022, and certain other documents filed by Provident with the SEC. Information regarding Lakeland’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 7, 2022, and certain other documents filed by Lakeland with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKELAND BANCORP, INC.

DATE: September 27, 2022	By:	/s/ Timothy J. Matteson
Timothy J. Matteson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary